UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

CANNABIS CAPITAL CORP.

(Exact name of registrant as specified in charter)

Nevada	333-183239	99-0373498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9107 Wilshire Blvd, Suite 450, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

1-866-784-7239

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01        Other Events.

On March 3, 2014, Cannabis Capital Corp. (the “Company”) received approval from FINRA for its previously announced name change from World Stevia Corp.  As of market open on March 4, 2014 the Company’s common stock will trade under its new name Cannabis Capital Corp.  The Company’s new trading symbol will be CBCA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS CAPITAL CORP.

Date: March 3, 2014	By:	/s/ Chad S. Johnson
Chad S. Johnson, President, C.E.O. & Director